Exhibit 77(c)


                Matters submitted to a vote of security holders

On a October 25, 2007, a Special Meeting of Shareholders for ING American Century Large Company Value Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING American Century
Large Company Value
Portfolio                     2       4,150,452.372    358,605.961        0.000        4,509,058.333

On a October 25, 2007, a Special Meeting of Shareholders for ING Baron Asset Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Baron Asset
Portfolio                     2       2,025,997.542       0.000           0.000        2,025,997.542

On a October 25, 2007, a Special Meeting of Shareholders for ING Baron Small Cap Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Baron Small Cap
Growth Portfolio              2      14,281,034.077   3,159,547.640    262,022.504    17,702,604.221

On a October 25, 2007, a Special Meeting of Shareholders for ING Columbia Small Cap Value II Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Columbia Small Cap
Value Portfolio               2      11,535,700.101    639,265.099     205,490.331    12,380,455.531

On a October 25, 2007, a Special Meeting of Shareholders for ING Davis Venture Value Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Davis Venture Value
Portfolio                     2       9,898,293.007    641,064.111      92,935.579    10,632,292.697

On October 25, 2007, a Special Meeting of Shareholders for ING JPMorgan International Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING JPMorgan
International Portfolio       3      28,254,253.875   2,862,720.403    711,684.676    31,828,658.954

On a October 25, 2007, a Special Meeting of Shareholders for ING Legg Mason Partners Aggressive Growth Portfolio was held at which the shareholders were asked to approve the following proposals: (2) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (3) the conversion of the Portfolio's investment objective from fundamental to non-fundamental..

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Legg Mason Partners
Aggressive Growth
Portfolio                     2      20,996,397.160    654,523.520     148,221.279    21,799,141.959
                              3      20,998,074.847    655,190.495     145,876.617    21,799,141.959

On a October 25, 2007, a Special Meeting of Shareholders for ING Lord Abbett U.S. Government Securities Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or        Shares       Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Lord Abbett U.S.
Government Securities
Portfolio                     2       3,254,134.879       0.000           5.099        3,254,139.978

On a October 25, 2007, a Special Meeting of Shareholders for ING Neuberger Berman Regency Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Neuberger Berman
Regency Portfolio             2       1,412,149.991       0.000         26,125.524     1,438,275.515

On a October 25, 2007, a Special Meeting of Shareholders for ING Neuberger Berman Partners Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Neuberger Berman
Partners Portfolio            2      31,496,604.622   2,978,409.974    519,044.046    34,994,058.642

On a October 25, 2007, a Special Meeting of Shareholders for ING Oppenheimer Global Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Oppenheimer Global
Portfolio                     2      78,164,854.079   3,524,046.770    841,352.486    82,530,253.335

On a October 25, 2007, a Special Meeting of Shareholders for ING Oppenheimer Strategic Income Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Oppenheimer
Strategic Income
Portfolio                     2      21,753,124.687   1,180,212.770     31,150.441    22,964,487.898

On a October 25, 2007, a Special Meeting of Shareholders for ING Pioneer High Yield Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Pioneer High Yield
Portfolio                     2      10,036,550.129       0.000           0.000       10,036,550.129

On a October 25, 2007, a Special Meeting of Shareholders for ING T. Rowe Price Diversified Mid Cap Growth Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING T. Rowe Price
Diversified Mid Cap
Growth Portfolio              2      61,392,533.678   7,080,037.938    614,179.855    69,086,751.471

On a October 25, 2007, a Special Meeting of Shareholders for ING T. Rowe Price Growth Equity Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING T. Rowe Price
Growth Equity Portfolio       2      10,446,447.569    999,457.596     185,997.975    11,631,903.140
This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING T. Rowe Price
Growth Equity Portfolio       2      11,294,616.573    941,834.751     430,763.404    12,667,214.728

On a October 25, 2007, a Special Meeting of Shareholders for ING Templeton Foreign Equity Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Templeton Foreign
Equity Portfolio              2       6,726,167.270    195,089.065      56,902.011     6,978,158.346

On a October 25, 2007, a Special Meeting of Shareholders for ING Thornburg Value Portfolio was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from fundamental to non-fundamental.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Thornburg Value
Portfolio                     3       3,928,944.451    989,070.695      50,827.079     4,968,842.225

On a October 25, 2007, a Special Meeting of Shareholders for ING UBS U.S. Large Cap Equity Portfolio was held at which the shareholders were asked to approve the following proposals: (2) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (3) the conversion of the Portfolio's investment objective from fundamental to non-fundamental..

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING UBS U.S. Large Cap
Equity Portfolio              2      12,124,816.286    724,176.054     161,603.075    13,010,595.415
                              3      12,279,749.599    553,751.719     177,094.097    13,010,595.415
This meeting was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING UBS U.S. Large Cap
Equity Portfolio              2      29,609,527.605   1,146,110.241    477,833.621    31,233,471.467
                              3      29,305,735.608   1,428,038.905    499,696.954    31,233,471.467

On a October 25, 2007, a Special Meeting of Shareholders for ING UBS U.S. Small Cap Growth Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING UBS U.S. Small Cap
Growth Portfolio              2       3,064,209.121       0.000           0.000        3,064,209.121

On a October 25, 2007, a Special Meeting of Shareholders for ING Van Kampen Comstock Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Van Kampen Comstock
Portfolio                     2      58,694,880.940   4,119,382.412    863,095.785    63,677,359.137

On a October 25, 2007, a Special Meeting of Shareholders for ING Van Kampen Equity and Income Portfolio was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                      Shares voted      against or       Shares        Total Shares
                          Proposal         for           withheld       abstained          Voted
                          --------         ---           --------       ---------          -----
ING Van Kampen Equity
and Income Portfolio          2      12,551,037.189    579,843.660      49,919.348    13,180,800.197